Janus Aspen Series
                                 Service Shares
                             Money Market Portfolio

                       Supplement Dated November 9, 2001
            to Statement of Additional Information Dated May 1, 2001
                       as Supplemented September 28, 2001

THIS INFORMATION SUPPLEMENTS THE STATEMENT OF ADDITIONAL INFORMATION FOR THE SERVICE SHARES OF JANUS ASPEN SERIES MONEY MARKET PORTFOLIO ("SAI"). THIS SUPPLEMENT, ANY PREVIOUS SUPPLEMENTS AND THE SAI TOGETHER CONSTITUTE A CURRENT SAI. TO REQUEST ANOTHER COPY OF THE SAI, PLEASE CONTACT YOUR INSURANCE COMPANY OR PLAN SPONSOR.

Janus Aspen Series anticipates holding a special meeting of shareholders January 31, 2002 to vote on various proposals, including revisions to certain of its investment restrictions. Shareholders of record on October 19, 2001 will be entitled to vote at the meeting. On or about November 16, 2001, the proxy statement, which includes further information about all of the proposals to be presented at the meeting, will be mailed to all Portfolio shareholders of record as of October 19, 2001. On or about November 28, 2001, you may also access the proxy statement via janus.com.

Assuming the proposals are approved, certain of the Portfolio's investment restrictions will be revised as described below. NONE OF THESE PROPOSED CHANGES, INDIVIDUALLY OR IN THE AGGREGATE, ARE INTENDED TO MODIFY THE WAY THE PORTFOLIO IS CURRENTLY MANAGED, NOR ARE THEY ANTICIPATED TO CHANGE THE LEVEL OF RISK ASSOCIATED WITH INVESTING IN THE PORTFOLIO.

Restriction (1) on page 2 of the SAI is replaced in its entirety by the following:

     - With respect to 75% of its assets, the Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

Restriction (4) on page 2 of the SAI is replaced in its entirety with the following:

     - The Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

Restriction (6) on page 2 of the SAI is replaced in its entirety by the following:

     - The Portfolio may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolio may not issue "senior securities" in contravention of the 1940 Act.

The following is added as restriction (8) on page 3:

     - The Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

Each of the above policies will be fundamental restrictions, which may not be changed without a subsequent shareholder vote.

110-31-005 11/01